Abraham Fortress Fund Class I: (Ticker Symbol: FORTX) Class K: (Ticker Symbol: FORKX) Class C: (Ticker Symbol: FORRX)
Summary Prospectus	October 31, 2025

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://www.abrahamtrading.com/investment-strategy. You may also obtain this information at no cost by calling 1-844-323-8200 or by sending an e-mail request to info@abrahamtrading.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2025, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objectives

Abraham Fortress Fund (the “Fund”) seeks to protect capital and achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (paid directly from your investment)	Class I	Class K	Class C
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	1.00%[1]
Redemption fee	None	None	None
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%	0.50%	0.50%
Distribution and service (Rule 12b-1) fees	None	None	1.00%
Other expenses[2]	0.63%	0.54%	0.63%
Shareholder servicing fee	0.09%	None	0.09%
All other expenses	0.54%	0.54%	0.54%
Total annual fund operating expenses	1.13%	1.04%	2.13%
Fees waived and/or expenses reimbursed[3]	(0.39)%	(0.39)%	(0.39)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3]	0.74%	0.65%	1.74%

[1]	Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase.

[2]	“Other expenses” include expenses of the Fund’s Subsidiary (defined below). The Advisor receives no compensation for the services it provides to the Subsidiary. “Other expenses” do not include direct costs or indirect costs associated with any over-the-counter (“OTC”) derivatives that provide the Fund with exposure to the Diversifying Strategy (defined below), either directly or through the Subsidiary, which is the primary manner in which the Fund intends to obtain exposure to the Fund’s Diversifying Strategy. Costs associated with such derivative instruments include any fee paid to the Fund’s counterparty and the fees and expenses associated with the trading programs in the Diversifying Strategy. Such costs, which are not reflected in the Annual Fund Operating Expenses table, are deducted from the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund. Investors should note that the cost of any investment in a derivative instrument such as a total return swap may fluctuate from time to time. In addition to the derivative counterparty fees, the advisor anticipates that any investment in the Diversifying Strategy through a derivative instrument will indirectly subject the Fund to aggregate management fees and performance-based incentive fees. For the Fund’s fiscal year ended June 30, 2025, the aggregate weighted average management fee, including fees to the counterparty, and the weighted average incentive performance fee associated with the Diversifying Strategy were approximately 0.76% of the Diversifying Strategy’s notional exposure and 22.79% of the Diversifying Strategy’s trading profits, respectively. Incentive/performance fees cannot be meaningfully estimated but generally range from 0% to 35% of the trading profits of the Diversifying Strategy.

[3]

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, fees and costs associated with derivatives, dividend and interest expenses on short sales, all trading or investment related expenses, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses)) do not exceed 0.75%, 0.65%, and 1.75% of the average daily net assets of Class I, Class K and Class C shares of the Fund, respectively. This agreement is effective through October 31, 2035, and it may be terminated before that date only by the Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I Shares	$76	$237	$411	$918
Class K Shares	$66	$208	$362	$810
Class C Shares	$277	$548	$944	$2,052

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$177	$548	$944	$2,052

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

In pursuing the Fund’s investment objectives, Abraham Trading Company (the “Advisor”) seeks to create a balanced portfolio by allocating investments among various asset classes in an attempt to protect and grow Fund capital. Generally, the Fund attempts to invest its net assets in a balanced portfolio consisting of a combination of:

(i)

Stocks: 40-60% exposure in equities comprised of stocks of issuers of any market capitalization in the United States, and/or outside of the United States, and derivative instruments such as futures, options or swaps on equity securities or equity indices;

(ii)

Bonds: 10-30% in fixed income securities (generally with greater than five years of remaining maturity at time of purchase) issued by the U.S. Government, other sovereign bonds, and any investment grade bonds; and

(iii)

Diversifying Strategies: 10-30% in a diversified portfolio of trading strategies/programs managed by one or more trading advisors, including the Advisor (the “Diversifying Strategies”) through investments in securities or derivatives (such as futures, swaps, or options) either directly or indirectly through Abraham Fortress Fund Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Also, as part of the Diversifying Strategies, the Fund through the Subsidiary will generally have a 0-15% long gold exposure through commodity linked derivatives and/or exchange-traded funds (“ETFs”).

The Fund generally intends to invest in the list of investments shown above. However, the Fund has the flexibility to be invested in any combination of the asset classes described above or elsewhere in this prospectus of any percentage based on the Advisor’s assessment of current economic conditions and investment opportunities, subject to compliance with the Investment Company Act of 1940, as amended (the “1940 Act”), and any other applicable regulations.

The Fund may gain exposure to an asset class through investments in ETFs and other mutual funds. The Fund may also invest in equity securities of non-U.S. issuers either directly or through the use of American and Global Depositary Receipts (“ADRs” or “GDRs”, respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

The Advisor expects to implement its Diversifying Strategies through accessing a broad variety of trading strategies/ programs that seek to generate positive returns over time and, in the Advisor’s view, usually (although not always) have low correlations to the returns of equities and fixed income markets. This generally involves investing directly, or indirectly through the Subsidiary, in derivative instruments such as one or more total return swaps and/or options, each based on a customized index (an “Index”) designed to replicate the aggregate returns of the trading strategies of one or more trading advisors. A trading advisor may use various types of securities or derivatives investments in its trading programs, such as futures, options, forwards, and swaps. Each of these investments may be tied to a particular asset class: commodities, equities, fixed income, or foreign currencies. Also, the Fund or the Subsidiary may invest directly in securities, futures, options, forwards, and swaps.

The Fund intends to obtain exposure to the commodities markets through investments in the Subsidiary. Generally, the Subsidiary will primarily invest directly or indirectly in commodity-linked derivatives (including commodity futures, options, and swaps). As part of the Diversifying Strategies, the Fund and the Subsidiary may also invest in U.S. government securities, money market funds, and/or other investments intended to serve as margin or collateral for its derivative positions. Through investing in the Subsidiary, the Fund will, among other things, be able to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets.

To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations (on an aggregate basis with the Fund), and follow the same compliance policies and procedures, as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments (including commodity futures), however, the Subsidiary will comply (on an aggregate basis with the Fund) with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives (including commodity futures) that are applicable to the Fund’s transactions in derivatives. Investments in the Subsidiary are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

In addition, the Fund or the Subsidiary may invest directly in a variety of derivative instruments including, but not limited to, exchange-traded futures and option contracts, forward contracts, swaps and other OTC derivatives.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Foreign Sovereign Risk. Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.

Interest Rate Risk. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Subsidiary Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not itself subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund and Subsidiary are organized and operated, as applicable, could prevent the Fund or the Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax Risk. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives does not constitute “qualifying income.” Investment through the Subsidiary is expected to allow the Fund to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The tax treatment of the Fund’s investment in the Subsidiary could nevertheless be adversely affected by future legislation or Treasury regulations.

Investment through the Subsidiary may affect the timing and character of income and gain recognized by the Fund, and of distributions to shareholders. For example, the tax treatment of any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are generally taxed 60% as long-term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a “controlled foreign corporation” for U.S. federal income tax purposes, any income or gain recognized in respect of its investments in 1256 futures contracts will be passed through to the Fund as ordinary income, and distributions attributable to such income and gains will generally be taxable to shareholders as ordinary income.

Leveraging Risk. Certain Fund transactions, such as entering into futures contracts, and investing in options, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Indirect Fees and Expenses Risk. The cost of investing in the Fund may be higher than the cost of other mutual funds that invest directly in futures, forwards or other derivative instruments. In addition to the Fund’s direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by any investment program in which the Fund or the Subsidiary invest, including brokerage commissions and operating expenses. Further, any investment in an investment program is expected to be subject to management and, potentially, performance-based fees. Management fees typically are based on the leveraged account size or the “notional exposure” of the Fund to the relevant investment program and not the actual cash invested. The OTC derivatives that provide the Fund, directly or through its Subsidiary, with exposure to the Diversifying Strategies, have both direct costs and fees and indirect costs and fees. Such costs are deducted from the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund. The fees and expenses associated with these derivatives will reduce the overall performance of the Fund.

Asset Coverage Risk. As a series of an investment company registered with the SEC, the Fund must engage in certain measures to “cover” open positions with respect to certain kinds of derivatives. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered. The Fund, at its discretion, may forgo asset coverage in favor of implementing the SEC’s more comprehensive requirements of Rule 18f-4 under the 1940 Act, including value-at-risk (“VaR”) limitations on the Fund’s leverage risk.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. In addition, since the inauguration of Donald Trump as President of the United States on January 20, 2025, the Trump administration has pursued an aggressive foreign policy agenda, including the imposition of tariffs, which may have unforeseen consequences on the United States’ relations with foreign countries, the economy, and markets generally. Foreign securities include ADRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

ETF and Mutual Fund Risk. Investing in ETFs or mutual funds will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Gold Risk. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of gold are located, monetary and other economic policies of various governments and government restrictions on private ownership of gold and mining land.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Correlation Risk. The Advisor seeks to implement a balanced strategy whereby the Fund will invest in various assets that are usually not correlated. However, there is a risk that these assets that are generally not correlated will become correlated at certain times, amplifying the risk of the portfolio, and may create unusually large losses for the Fund.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and the conflict among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States’ relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class K Shares, and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of the MSCI ACWI Index, the Bloomberg U.S. Aggregate Bond Index and the 70/30 Blended Index, as defined below. For periods prior to October 13, 2021, the bar chart and the performance table below reflect the performance of the Abraham Fortress Fund, LP (the “CFTC regulated Predecessor Fund”), a Delaware limited partnership. On October 13, 2021, the Fund acquired all the assets, subject to liabilities, of the CFTC regulated Predecessor Fund. From July 26, 2018, until October 12, 2021, the CFTC regulated Predecessor Fund was operated pursuant to CFTC Regulation 4.7 by the Advisor in the Advisor’s capacity as a commodity pool operator (“CPO”) registered with the CFTC and member of the National Futures Association (“NFA”). The Advisor has been continuously registered with the CFTC as a commodity trading advisor and CPO and member of NFA since 1990. As a commodity pool operated by a CFTC-registered CPO, the CFTC regulated

Predecessor Fund was required to have audited financial statements filed annually with the NFA. UMB Fund Services was the administrator of the CFTC regulated Predecessor Fund prior to its conversion to the Fund, and currently, UMB Fund Services is the co-administrator of the Fund.

The CFTC regulated Predecessor Fund’s performance has been adjusted to reflect the total annual fund operating expenses after waiving fees and/or reimbursing expenses for the Fund’s Class I and Class C shares, as set forth in the Fees and Expenses table, which are higher than the CFTC regulated Predecessor Fund’s expenses. The total annual fund operating expenses after waiving fees and/or reimbursing expenses for the Fund’s Class K shares are the same as those of the CFTC regulated Predecessor Fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.

The CFTC regulated Predecessor Fund was not registered under the 1940 Act, and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Code on regulated investment companies. If the CFTC regulated Predecessor Fund had been registered under the 1940 Act, the CFTC regulated Predecessor Fund’s performance may have been adversely affected.

The Fund’s objectives, policies, guidelines and restrictions are materially equivalent to those of the CFTC regulated Predecessor Fund. Salem Abraham, a co-Portfolio Manager of the Fund, managed the CFTC regulated Predecessor Fund since its inception. The Advisor chose to convert the CFTC regulated Predecessor Fund to a registered open-end mutual fund for business purposes, to seek to expand its distribution channel opportunities and its prospective investor audience.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, www.abrahamtrading.com, or by calling the Fund at 1-844-323-8200.

Calendar-Year Total Return (before taxes) for Class K Shares
For each calendar year at net asset value per share (“NAV”)

The Fund’s calendar year-to-date return as of September 30, 2025, was 6.05%.

Class K Shares
Highest Calendar Quarter Return at NAV	7.76%	Quarter Ended 3/31/2024
Lowest Calendar Quarter Return at NAV	(5.72)%	Quarter Ended 06/30/2022

Average Annual Total Returns (for periods ended December 31, 2024)	One Year	Five Years	Since Inception (July 26, 20183)
Class K - Return Before Taxes	10.90%	7.48%	6.77%
Class K - Return After Taxes on Distributions[1]	9.57%	6.57%	6.07%
Class K - Return After Taxes on Distributions and Sale of Fund Shares[1]	6.54%	5.62%	5.15%
Class I – Return Before Taxes	10.83%	7.37%	6.65%
70/30 Blended Index[2] (Reflects No Deductions for Fees, Expenses or Taxes)	12.43%	7.09%	7.28%
MSCI ACWI Index (Reflects No Deductions for Fees, Expenses or Taxes)	17.49%	10.06%	9.56%
Bloomberg U.S. Aggregate Bond Index (Reflects No Deductions for Fees, Expenses or Taxes)	1.25%	(0.33%)	1.33%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]	The 70/30 Blended Index is a blend of 70% MSCI ACWI Index and 30% Bloomberg U.S. Aggregate Bond Index.

[3]	Performance start date.

Investment Advisor

Abraham Trading Company is the investment advisor of the Fund.

Portfolio Managers

Salem Abraham, President and Founder, has served as a portfolio manager of the Fund since the CFTC regulated Predecessor Fund’s inception on July 26, 2018. Ryan Barrett, Portfolio Manager of the Advisor, has served as portfolio manager of the Fund since March 2025. Mr. Abraham and Mr. Barrett are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount. Currently, Class C shares are not available for purchase.

Minimum Investments	To Open Your Account	To Add to Your Account
Class C Shares
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$100
Gift Account For Minors	$1,000	$100
Class I Shares
All Accounts	$10,000	None
Class K Shares
All Accounts	$25,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.